ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2026
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Managed Distribution Policy

Adams Diversified Equity Fund, Inc. (the “Fund”) employs a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a consistent, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
U.S. equities continued to move higher in the third quarter driven by robust corporate earnings, positive earnings revisions, and ongoing high levels of artificial intelligence (AI)-related investment—Goldman Sachs estimates that global AI investment in data centers, semiconductors, and other infrastructure will exceed $1 trillion in 2026. These positive factors overcame investors’ worries about persistent inflation, elevated interest rates, and geopolitical uncertainty.
“Market leadership shifted considerably during the quarter. Many stocks that were strong in the first half of the year experienced weakness, while numerous underperformers rebounded.”

Market leadership shifted considerably during the quarter. Many stocks that were strong in the first half of the year experienced weakness, while numerous underperformers rebounded. These moves narrowed some of the wide performance disparities that had developed earlier in the year, without fundamentally reversing the market’s prevailing trends.
Reported second quarter earnings for the S&P 500 Index were more than 50% higher than a year earlier, the strongest growth since the pandemic-era rebound of 2021. The strength was broad based, with nine of the Index’s 11 sectors posting double-digit earnings growth. Third quarter earnings estimates also continued to move higher.
Inflation eased from its May peak but stubbornly remained above the U.S. Federal Reserve’s (Fed) target. The ongoing conflict with Iran continued to disrupt global energy markets and put upward pressure on energy prices. The outlook for interest rates also continued to shift. In a marked reversal from the end of 2025, when the Fed and investors anticipated 2026 rate cuts, the Fed raised rates in September for the first time since 2023, citing persistent inflation amidst continued economic strength. Policymakers and the markets ended the quarter expecting additional tightening through the end of this year and into 2027.
Long-term U.S. Treasury rates moved higher, with the 10-year yield climbing above 5% amid concerns around inflation, the federal fiscal outlook, and heavy debt issuance. The prospect of higher interest rates, which tend to raise borrowing costs and pressure equity valuations, has become an important part of the investment backdrop amid heavy federal borrowing that is increasingly competing with the financing needs associated with the AI investment boom.
The S&P 500 Index’s total return for the quarter was 2.3%, resulting in a 12.8% year-to-date advance. Energy, which advanced 17.2%, was the top-performing sector in the third quarter, supported by continued concerns about global supply disruptions stemming from the conflict in the Middle East. Information Technology (IT), Health Care, and Communication Services also outperformed. In contrast,

Letter to Shareholders (continued)

the seven remaining sectors in the S&P 500 experienced negative returns in the quarter. The Utilities sector struggled amid rising interest rates and was the worst performing sector, declining 12.4%.
Our Fund advanced 1.9% in the third quarter, modestly trailing the benchmark. The IT and Materials sectors were the biggest positive contributors to our relative performance while the Health Care and Industrials sectors were the largest detractors. The two lagging sectors were the best relative performers for the first half of the year, reflecting the reversal in some stock performance noted previously.
IT was the leading contributor to the Fund’s relative performance in the quarter with a return of 8.6% compared to the benchmark’s 7.2% advance. Several of our software holdings benefited as earlier concerns about widespread AI disruption began to ease. Notably, Microsoft increased 37.8% in the quarter on strong earnings that showcased broad-based revenue growth and positive operating leverage related to its AI investment. Additionally, the Fund’s return benefited from increased demand for cybersecurity and data management software integral to the evolution of AI through our holdings in Palo Alto Networks and Snowflake, respectively.
In Materials, the Fund generated a 2.6% return compared to the benchmark’s -2.8% return. Our position in Freeport-McMoran was a source of relative strength. As one of the world’s largest copper miners, the company benefited from steady strength in copper prices, which achieved a 20-year high in September. The company’s continued progress to restore production from its Grasberg mine in Indonesia also provided market support for the stock.
Our Industrials holdings returned -13.2%, compared with -9.8% for the benchmark. Some of the Fund’s AI-infrastructure beneficiaries reversed trend in the quarter. GE Vernova, an energy equipment manufacturer, was down 19.2% and Vertiv Holdings, a provider of cooling technology, was down 27.9%, despite reporting strong earnings and backlogs. For the year to date, the stocks were up 45.7% and 38.3%, respectively. We continue to see growth opportunities for both supported by a favorable spending and demand environment.
Health Care, the biggest contributor to our first half results, generated a 2.3% return, underperforming the Index’s return of 6.5%. Our holdings in managed care stocks, notably CVS Health and UnitedHealth Group, declined 16.7% and 11.2%, respectively, on growth concerns related to their pharmacy benefits management businesses, which are relatively small pieces of each company but face regulatory and pricing pressures. Despite this, both companies reported strong earnings driven by pricing gains and improving medical cost trends, the dynamics that we see as the long-term drivers for these stocks.
For the nine months ended September 30, 2026, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was 12.9%. This compares to a 12.8% total return for the S&P 500 and a 11.5% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 16.6%. During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $179.5 million, or $1.45 per share.

Letter to Shareholders (continued)

For the twelve months ended September 30, 2026, the Fund’s total return on NAV was 15.6%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 15.7% and 14.1%, respectively. The Fund’s total return on market price for the period was 24.4%.
This market has been remarkably resilient through a range of challenges. November’s elections add another source of uncertainty, particularly around the direction of economic and fiscal policy. Rising debt levels and stubborn inflation could eventually weigh more heavily on economic activity and financial markets. As we’ve seen, though, even significant challenges and rapid changes in the economic backdrop do not affect every company equally.
Shifting market and sector leadership, interest rate expectations, and commodity prices, along with the broader policy and geopolitical backdrop that we’ve seen in 2026, reinforce the importance of a disciplined investment approach. Short-term events can change stock prices and market leadership without necessarily changing the long-term investment case. As some of the wide gaps between market leaders and laggards narrowed, we believe the market has become somewhat more balanced, creating a better environment for fundamental stock selection. As always, we will continue to focus on companies with attractive long-term opportunities while managing risks that can cut across traditional sector and industry lines.
We believe distinguishing between developments that may alter a company’s long-term prospects and those that can primarily affect near-term sentiment is an important part of successful investing. That discipline helps us look beyond short-term volatility, remain measured in how we take risk, and stay focused on positioning the portfolio to participate in long-term opportunities.
By order of the Board of Directors,
James P. Haynie, CFA Chief Executive Officer	D. Cotton Swindell, CFA President
October 15, 2026

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2026	2025
At September 30:
Net asset value per share	$26.33	$24.61
Market price per share	$25.67	$22.30
Shares outstanding	126,070,756	121,337,257
Total net assets	$3,319,950,999	$2,986,405,308
Average net assets	$3,157,322,331	$2,726,973,476
Unrealized appreciation on investments	$1,770,075,091	$1,545,983,016

For the nine months ended September 30:
Net investment income	$17,376,081	$16,215,070
Net realized gain (loss)	$171,424,512	$132,177,596
Total return (based on market price)	16.6%	17.8%
Total return (based on net asset value)	12.9%	16.0%

Key ratios:
Expenses to average net assets*	0.44%	0.50%
Net investment income to average net assets*	0.74%	0.79%
Portfolio turnover*	54.3%	57.4%
Net cash & short-term investments to net assets	0.6%	0.6%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2026
(unaudited)
	Market Value	Percent of Net Assets
NVIDIA Corporation	$283,625,122	8.5%
Apple Inc.	245,868,666	7.4
Microsoft Corporation	205,365,160	6.2
Alphabet Inc. Class A	184,254,840	5.5
Amazon.com, Inc.	130,529,685	3.9
Broadcom Inc.	87,797,500	2.6
Meta Platforms, Inc. Class A	80,132,390	2.4
Adams Natural Resources Fund, Inc.*	75,030,317	2.3
Advanced Micro Devices, Inc.	74,634,720	2.2
JPMorgan Chase & Co.	67,774,826	2.0
	$1,435,013,226	43.0%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2026
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 9.6%
Alphabet Inc. Class A	535,500	$184,254,840
Meta Platforms, Inc. Class A	110,500	80,132,390
Netflix, Inc. (b)	146,520	10,194,862
State Street Communication Services Select Sector SPDR ETF	45,000	4,993,650
Take-Two Interactive Software, Inc. (b)	53,200	11,039,000
TKO Group Holdings, Inc. Class A	88,500	15,905,220
T-Mobile US, Inc.	79,700	12,997,476
		319,517,438
Consumer Discretionary — 8.8%
Airbnb, Inc. Class A (b)	155,000	24,900,750
Amazon.com, Inc. (b)	523,900	130,529,685
Burlington Stores, Inc. (b)	51,500	13,760,285
Deckers Outdoor Corporation (b)	159,400	12,455,516
McDonald’s Corporation	74,400	17,181,936
PulteGroup, Inc.	106,800	12,395,208
Starbucks Corporation	158,000	14,845,680
Tesla, Inc. (b)	126,100	44,741,541
Uber Technologies, Inc. (b)	296,400	20,306,364
		291,116,965
Consumer Staples — 4.3%
Coca-Cola Company	144,000	12,395,520
Costco Wholesale Corporation	34,900	31,770,866
Dollar General Corporation	133,100	15,916,098
Monster Beverage Corporation (b)	412,100	17,151,602
PepsiCo, Inc.	38,576	4,888,351
Philip Morris International Inc.	196,235	37,445,563
Procter & Gamble Company	70,249	10,205,775
Walmart Inc.	122,743	12,755,452
		142,529,227
Energy — 3.7%
Adams Natural Resources Fund, Inc. (c)(f)	2,725,402	75,030,317
Chevron Corporation	30,027	6,131,814
ConocoPhillips	164,100	20,537,115
Halliburton Company	283,600	9,018,480
Targa Resources Corp.	48,600	13,137,066
		123,854,792

Schedule of Investments (continued)

September 30, 2026
(unaudited)
	Shares	Value (a)
Financials — 11.4%
Bank of America Corp.	845,868	$46,040,595
Berkshire Hathaway Inc. Class B (b)	74,343	37,019,097
Blackstone Inc.	133,000	14,907,970
Everest Group, Ltd.	46,800	17,089,956
Goldman Sachs Group, Inc.	28,400	25,570,224
Hartford Insurance Group, Inc.	150,500	18,415,180
JPMorgan Chase & Co.	204,863	67,774,826
M&T Bank Corporation	119,900	26,090,240
Mastercard Incorporated Class A	35,062	19,335,641
Morgan Stanley	70,400	13,240,832
MSCI Inc. Class A	34,600	18,637,636
Principal Financial Group, Inc.	209,100	23,410,836
Visa Inc. Class A	140,361	50,435,918
		377,968,951
Health Care — 9.1%
AbbVie, Inc.	170,300	44,548,777
Biogen Inc. (b)	97,100	21,932,948
Centene Corporation (b)	226,500	14,070,180
CVS Health Corporation	194,600	16,675,274
DexCom, Inc. (b)	145,000	12,512,050
Eli Lilly and Company	50,268	58,164,097
Johnson & Johnson	102,800	27,215,272
Medtronic plc	192,900	16,645,341
Merck & Co., Inc.	265,400	38,565,274
UnitedHealth Group Incorporated	71,500	26,246,220
Vertex Pharmaceuticals Incorporated (b)	47,300	24,728,913
		301,304,346
Industrials — 7.4%
Boeing Company (b)	37,700	7,014,085
Carrier Global Corporation	257,700	14,137,422
Caterpillar Inc.	32,000	25,945,280
Cintas Corporation	85,700	16,716,642
CSX Corporation	516,000	23,999,160
EMCOR Group, Inc.	21,400	16,146,086
FedEx Corporation	48,100	13,712,829
GE Vernova Inc.	33,400	31,746,366
Howmet Aerospace Inc.	92,300	20,876,414
IDEX Corporation	109,600	24,986,608
Johnson Controls International plc	147,700	21,955,605
L3Harris Technologies, Inc.	63,400	15,011,852
Vertiv Holdings Co. Class A	51,800	12,499,858
		244,748,207

Schedule of Investments (continued)

September 30, 2026
(unaudited)
	Shares	Value (a)
Information Technology — 40.2%
Advanced Micro Devices, Inc. (b)	122,000	$74,634,720
Analog Devices, Inc.	79,000	31,340,090
Apple Inc.	738,300	245,868,666
Arista Networks, Inc. (b)	135,464	27,579,116
Broadcom Inc.	250,000	87,797,500
Cisco Systems, Inc.	399,400	42,987,422
Corning Incorporated	36,300	5,581,488
Intel Corporation (b)	145,900	17,541,557
Keysight Technologies, Inc. (b)	44,000	16,017,760
Lam Research Corporation	199,300	65,472,043
Lumentum Holdings, Inc. (b)	9,900	9,615,474
Micron Technology, Inc.	53,200	56,663,852
Microsoft Corporation	400,400	205,365,160
NVIDIA Corporation	1,241,900	283,625,122
Oracle Corporation	74,700	10,256,310
Palantir Technologies Inc. Class A (b)	118,700	22,202,835
Palo Alto Networks, Inc. (b)	110,000	43,704,100
SanDisk Corporation (b)	9,900	17,224,911
ServiceNow, Inc. (b)	125,200	16,778,052
Snowflake, Inc. (b)	38,300	13,005,148
State Street Technology Select Sector SPDR ETF	87,500	17,128,125
Twilio, Inc. Class A (b)	36,600	10,704,036
Western Digital Corporation	27,800	12,633,988
		1,333,727,475
Materials — 1.5%
Air Products and Chemicals, Inc.	55,500	15,441,765
Freeport-McMoRan, Inc.	275,500	19,285,000
Nucor Corporation	67,800	15,848,250
		50,575,015
Real Estate — 1.6%
Iron Mountain, Inc.	129,500	14,368,025
Prologis, Inc.	177,300	23,020,632
Simon Property Group, Inc.	83,900	16,843,764
		54,232,421
Utilities — 1.8%
Ameren Corporation	146,200	14,529,356
Constellation Energy Corporation	21,400	5,436,028
Entergy Corporation	188,900	18,750,214
NextEra Energy, Inc.	259,400	19,646,956
Vistra Corp.	18,900	2,614,815
		60,977,369

Schedule of Investments (continued)

September 30, 2026
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,530,788,235)		$3,300,552,206
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		466,000
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 3.93% (e)	19,999,954	19,993,954
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.75% (e)	919,845	919,845
Total Short-Term Investments
(Cost $20,918,679)		20,913,799
Total — 100.1%
(Cost $1,551,856,914)		3,321,932,005
Other Assets Less Liabilities — (0.1)%		(1,981,006)
Net Assets — 100.0%		$3,319,950,999

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the nine months ended September 30, 2026, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,725,402	—	4,067,671	15,032,511	75,030,317
Total		$—	$4,067,671	$15,032,511	$75,496,317

*
The Fund elected to receive 152,718 shares (cost basis $4,067,648) in lieu of cash for distributions received in 2026. Cost basis at end of period was $46,496,561.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Steven G. Chambers (2) (3) (4)	James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Xuying Chang, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(877) 260-8188
Website: www.computershare.com/us
Email: info@computershare.com